LETTER OF TRANSMITTAL
                                   To Exchange
                 Twenty Common Stock Purchase Warrants Expiring
                 October 20, 1997 Into One Share of Common Stock
                                       Of
                                Enteractive, Inc.
           Pursuant To The Offering Circular Dated September 16, 1997
                                       Of
                                Enteractive, Inc.
                                 (The "Company")

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1997 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF COMMON STOCK PURCHASE WARRANTS EXPIRING OCTOBER 20, 1997, MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. AFTER THE EXPIRATION DATE, WARRANTS TENDERED IN THE EXCHANGE OFFER MAY NOT BE WITHDRAWN UNLESS THE EXCHANGE OFFER IS TERMINATED OR EXPIRES WITHOUT CONSUMMATION THEREOF.

                                       TO:
           CONTINENTAL STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

                     By Mail, By Hand or Overnight Delivery:

                 c/o Continental Stock Transfer & Trust Company
                            Two Broadway, 19th Floor
                            New York, New York 10004

                      Attention: Reorganization Department

                                  By Facsimile:
                                 (212) 509-5150

                                  Phone Number
                             (212) 509-4000 Ext. 535

            DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
         TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN
            AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER

(AND NOT WITHDRAW) THEIR COMMON STOCK PURCHASE WARRANTS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal is to be used only if Common Stock Purchase Warrants expiring October 20, 1997 (the "Warrants") of the Company are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at [The Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures set forth in the Offering Circular of the Company dated September 16, 1997 (as the same may be amended or supplemented from time to time, the "Offering Circular") under the heading "Procedures for Tendering -- Book-Entry Transfer." See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Holders whose certificates representing such Warrants are not immediately available or who cannot deliver their Warrants and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Warrants in accordance with the guaranteed delivery procedures set forth in the Offering Circular under the heading "Procedures for Tendering -- Guaranteed Delivery." See Instruction 2.

         All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Offering Circular.

         HOLDERS WHO WISH TO TENDER THEIR WARRANTS MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the Warrants, listed in the table. If a holder wishes to tender less than all of such Warrants, column (4) must be completed in full, and such holder should refer to Instruction 5.

/  /      CHECK HERE IF TENDERED  WARRANTS  ARE BEING  DELIVERED  BY  BOOK-ENTRY
          TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:___________________________________

Account Number:___________________________

Transaction Code Number:________________

/ /       CHECK HERE IF  TENDERED  CONVERTIBLE  DEBENTURES  ARE BEING  DELIVERED
          PURSUANT  TO  A  NOTICE  OF  GUARANTEED   DELIVERY  AND  COMPLETE  THE
          FOLLOWING:

Name(s) of Registered Holder(s):_________________________________

Window Ticket No. (if any):______________________________________

Date of Execution of Notice of Guaranteed Delivery:______________

Name of Institution which Guaranteed Delivery:___________________


Account Number:____________

Transaction Code Number:________________

                       DESCRIPTION OF SECURITIES TENDERED




         (1)

     NAME(S) AND
    ADDRESS(ES) OF
HOLDER(S) (PLEASE FILL                 (2)                     (3)
IN, IF BLANK, EXACTLY
 AS NAME(S) APPEAR(S)                WARRANT           NUMBER OF WARRANTS
    ON SECURITIES)                    NUMBER*              TENDERED**
--------------------------         ---------------   ---------------------------










































         Total:








--------------------------------------------------------------------------------
* Need not be completed by holders tendering by book- entry transfer (see below).

** Completion of column (3) will constitute the tender by you of all Securities delivered unless otherwise specified in column (4). See Instruction 5.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Offering Circular and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") Twenty Common Stock Purchase Warrants (the "Warrants") into one share of the Company's Common Stock, par value $.01 per share (the "Exchange Offer Consideration") and otherwise upon the terms and subject to the conditions set forth in the Offering Circular.

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of Warrants indicated above. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions as set forth in the Offering Circular under "Conditions to the Exchange Offer."

                  The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company at any time regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Warrants tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered Warrants until the Expiration Date for the extended Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all Warrants tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion.

                  In any such event, the tendered Warrants not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer is terminated or expires without any Warrants being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

                  Subject to, and effective upon, the acceptance by the Company of the number of Warrants tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Warrants tendered hereby, waives any and all rights with respect to the Warrants tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Warrants) and releases and discharges any obligor or parent of any obligor of the Warrants from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Warrants, including, without limitation, any claims that the undersigned is entitled to participate in any redemption or defeasance of the Warrants. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Warrants, or transfer ownership of such Warrants on the account books maintained by a Book- Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

                  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby, and that when such Warrants are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Warrants will be subject to any adverse claim or right; (ii) the undersigned owns the Warrants being tendered hereby and is entitled to tender such Warrants as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Warrants complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

                  The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Offering Circular under the caption "Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Warrants for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Warrants shall be effected, and risk of loss and title of such Warrants shall pass, only upon proper delivery thereof to the Exchange Agent.

                  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. WARRANTS TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "Withdrawal of Tenders" in the Offering Circular.

                  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Exchange Offer Consideration with respect to Warrants accepted for exchange, and return any certificates for Warrants not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Warrants Tendered" (and, in the case of Warrants tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Exchange Offer Consideration with respect to Warrants accepted for exchange, together with any certificates for Warrants not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Warrants Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Exchange Offer Consideration with respect to any Warrants accepted for exchange, and return any certificates for Warrants not tendered or not accepted for exchange, in the name(s) of, and deliver such Exchange Offer Consideration and any such certificates to, the person(s) at the address(es) so indicated. Please credit any Warrants tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Warrants from the name of the registered holder(s) thereof if the Company does not accept any of such Warrants for exchange pursuant to the terms of the Exchange Offer.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

                  To be completed ONLY if certificates for Warrants not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer Consideration, are to be issued in the name of someone other than the undersigned or if Warrants delivered by book-entry transfer not accepted for purchase are to be returned by credit to a participant number maintained at the Book-Entry Transfer Facility other than the participant number indicated above.

Issue:            /  /     Warrants
                  /  /     Exchange Offer Consideration to:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________
                                                                        Zip Code

Wire Transfer Instructions______________________________________________________


________________________________________________________________________________


________________________________________________________________________________
Please complete the Substitute Form W-9 below.


                                           SPECIAL DELIVERY INSTRUCTIONS
(SEE                                          INSTRUCTIONS 1, 6, 7 AND 8)

                  To be completed ONLY if certificates for Warrants not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer Consideration, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:          /  /     Warrants
                  /  /     Exchange Offer Consideration to:

Name:___________________________________________________________________________
                                 (Please Print)
Address:________________________________________________________________________
                                                                        Zip Code

________________________________________________________________________________
Please complete the Substitute Form W-9 below.

                                    SIGN HERE

         (TO BE COMPLETED BY ALL TENDERING HOLDERS OF WARRANTS REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)

X_______________________________________________________________________________

X_______________________________________________________________________________
               Signature(s) of Holder(s) and Authorized Signatory
                             Date____________, 1997

Must be signed by the registered holder(s) of the Warrants tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Warrants or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Warrants, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No._____________________________________________________

Tax Identification Number or Social Security Number_____________________________


              SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

________________________________________________________________________________
     (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
          (Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

________________________________________________________________________________
                             (Authorized Signature)


________________________________________________________________________________
                                 (Printed Name)


________________________________________________________________________________
                                     (Title)

Date:  ______________ 1997

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Warrants tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such Warrants) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Warrants are tendered for the account of an Eligible Institution. See Instruction 6.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SECURITIES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if Warrants tendered hereby are to be physically delivered to Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Offering Circular under the heading "Procedures for Tendering -- Book-Entry Transfer." All physically tendered Warrants or confirmations of, or an Agent's Message with respect to, book- entry transfer into the Exchange Agent's account with a Book- Entry Transfer Facility, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Warrants are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery. The Company may elect to waive receipt of a written Letter of Transmittal if delivery is properly effected through a Book-Entry Transfer Facility.

         If a holder desires to tender Warrants pursuant to the Exchange Offer and (a) certificates representing such Warrants are not immediately available,
(b) time will not permit this Letter of Transmittal, certificates representing such Warrants or other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) such holder cannot complete the procedures for book-entry transfer prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedure set forth in the Offering Circular under the caption "Procedures for Tendering -- Guaranteed Delivery."

         Pursuant to such procedure:

         (a)      such   tender   must  be  made  by  or  through  an   Eligible
Institution;

         (b) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the number of Warrants being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Warrants (or confirmation of, or an Agent's Message with respect to, book- entry transfer of such Warrants into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter of Transmittal (or a facsimile hereof,) properly completed and validly executed, with any required signature guarantees, together with certificates representing the Securities in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

                  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE
TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF WARRANTS WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR WARRANTS FOR PAYMENT.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Warrants Tendered" is inadequate, the certificate numbers of the Warrants and the principal amount of Warrants tendered should be listed on a separate schedule and attached hereto.

         4. WITHDRAWAL OF TENDERS. Tenders of Warrants may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer (September 16, 1997) unless accepted for exchange prior to that date.

         Holders who wish to exercise their right of withdrawal with respect to a Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Warrants to be withdrawn (the "Depositor"), the name in which the Warrants are registered, if different from that of the Depositor, and the number of the Warrants to be withdrawn prior to the physical release of the certificates to be withdrawn. If tendered Warrants to be withdrawn have been delivered or identified through confirmation of book-entry transfer to the Exchange Agent, the notice of withdrawal also must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Warrants. The notice of withdrawal must be signed by the registered holder of such Warrants in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Warrants. Withdrawals of tenders of Warrants may not be rescinded, and any Warrants withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Warrants may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Warrants described elsewhere herein.

         If the Company is delayed in its acceptance for conversion and payment for any Warrants or is unable to accept for conversion or convert any Warrants pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Warrants may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

         5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Warrants will be accepted only in integral multiples of 20. The aggregate principal amount of all Warrants delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Warrants are made with respect to less than the number of Warrants delivered herewith, certificates(s) for the number of Warrants not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

         6. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Warrants without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the Warrants tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Warrants.

                  If any Warrants tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

                  If any Warrants tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Warrants.

                  If this Letter of Transmittal is signed by the registered holder of Warrants tendered hereby, no endorsements of such Warrants or separate bond powers are required, unless the Exchange Offer Consideration is to be issued to, or Warrants not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the Warrants tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Warrants (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Warrants, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Warrants). Signatures on such Warrants and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

                  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants tendered hereby, the Warrants must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Warrants. Signatures on such Warrants and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

                  If this Letter of Transmittal or any Warrants or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

         7. TRANSFER TAXES. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Warrants pursuant to the Exchange Offer. If, however, issuance of the Exchange Offer Consideration is to be made to, or Warrants not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Exchange Offer Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Warrants tendered hereby.

         8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the Exchange Offer Consideration with respect to any Securities tendered hereby is to be issued, or Securities not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Warrants Tendered," the appropriate boxes in this Letter of Transmittal must be completed. All Warrants tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book- Entry Transfer Facility designated above as the account from which such Warrants were delivered.

         9. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

         10. CONFLICTS. In the event of any conflict between the terms of the Offering Circular and the terms of this Letter of Transmittal, the terms of the Offering Circular will control.

         11. MUTILATED, LOST, STOLEN OR DESTROYED WARRANTS. Any holder of Warrants, whose Warrants have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the addresses indicated above for further instructions.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Offering Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

         13. DETERMINATION OF VALIDITY. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Warrants will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Warrants will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Warrants that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Warrants. If the Company waives its right to reject a defective tender of Warrants, the holder will be entitled to the Exchange Offer Consideration. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Warrants must be cured within such time as the Company determines, unless waived by the Company. Tenders of Warrants shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Warrants, or will incur any liability to holders for failure to give any such notice.

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Exchange Offer Consideration may be subject to backup withholding.

         Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the

Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

                  If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

                  To prevent backup withholding on reportable payments made with respect to securities accepted for conversion pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

                  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Warrants tendered hereby. If the Warrants are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY.

                                      NAME/ADDRESS:

            SUBSTITUTE
             FORM W-9

           Department of              PART 1(a) _ PLEASE      TIN_______________
           the Treasury               PROVIDE YOUR TIN IN      (Social Security
             Internal                 BOX AT RIGHT AND       Number or (Employer
          Revenue Service             CERTIFY BY SIGNING        Identification
                                      AND DATING BELOW             Number)

                                      PART 1(b) _ PLEASE CHECK THE BOX AT THE
                                      RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                                      AWAITING RECEIPT OF, YOUR TIN          [ ]

          Payor's Request             PART 2 - FOR PAYEES EXEMPT FROM BACKUP
                for                   WITHHOLDING PLEASE WRITE "EXEMPT" HERE
             Taxpayer                 (SEE INSTRUCTIONS)________________________
          Identification
          Number ("TIN")
         and Certification

                                      PART 3 - CERTIFICATION  UNDER PENALTIES OF
                                      PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to
                                      me),  and (Y) I am not  subject  to backup
                                      withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                      SIGNATURE___________________ DATE_________



         You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR, 31 PERCENT OF ALL PAYMENTS MADE TO ME PURSUANT TO THIS OFFER SHALL BE RETAINED UNTIL I PROVIDE A TAX IDENTIFICATION NUMBER TO THE PAYOR AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING AND 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE IRS UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.



------------------------------------     ------------------------
          SIGNATURE                          DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  The Exchange Agent for the Exchange Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            TWO BROADWAY, 19TH FLOOR
                            NEW YORK, NEW YORK 10004

          BANKERS AND BROKERS AND OTHERS CALL: (212) 509-4000 EXT. 535

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.








                                                  Give the SOCIAL SECURITY
   For this type of account                             number of ____

1.    An individual's account                The individual

2.    Two or more individuals                The actual owner of the
      (joint account)                        account or, if combined funds,
                                             any one of the individuals(1)

3.    Husband and wife (joint                The actual owner of the
      account)                               account or, if joint funds,
                                             either person(1)

4.    Custodian account of a                 The minor(2)
      minor (Uniform Gift to
      Minors Act)

5.    Adult and minor (joint                 The adult or, if the minor is
      account)                               the only contributor, the
                                             minor(1)

6.    Account in the name of                 The ward, minor or incompetent
      guardian or committee for              person(3)
      a designated ward, minor,
      or incompetent person

7.a.  The usual revocable                    The grantor-trustee(1)
      savings trust account
      (grantor is also trustee)


  b.  So-called trust account                The actual owner(1)
      that is not a legal or
      valid trust under State
      Law

8.    Sole proprietorship                    The owner(4)
      account

                                                  Give the SOCIAL SECURITY
   For this type of account                             number of ____


9.    A valid trust, estate or               Legal entity (Do not furnish
      pension trust                          the identifying number of the
                                             personal representative or
                                             trustee unless the legal
                                             entity itself is not
                                             designated in the account
                                             title.)(5)

10.   Corporate account                      The corporation

11.   Religious, charitable or               The organization
      educational organization
      account

12.   Partnership account held               The partnership
      in the name of the
      business

13.   Association, club or                   The organization
      other tax-exempt
      organization

14.   A broker or registered                 The broker or nominee
      nominee

15.   Account with the                       The public entity
      Department of Agriculture
      in the name of a public
      entity (such as a State
      or local government,
      school district or
      prison) that receives
      agricultural program
      payments


(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)      Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                          GUIDELINES FOR CERTIFICATION
                      OF TAXPAYER IDENTIFICATION NUMBER ON
                               SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

         *        A corporation.

         *        A financial institution.

         * An organization exempt from tax under section 501 (a), or an individual retirement plan.

         *        The United States or any agency or instrumentality thereof.

         * A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         * A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         * An international organization or any agency or instrumentality thereof.

         * A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         *        A real estate investment trust.

         *        A common trust fund operated by a bank under section 584(a).

         * An exempt charitable remainder trust, or a non-exempt trust described in section 4947 (a)(1).

         * An entity registered at all times under the Investment Company Act of 1940.

         *        A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         *        Payments to nonresident  aliens  subject to withholding  under section 1441.

         * Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         * Payments of patronage dividends where the amount received is not paid in money.

         *        Payments made by certain foreign organizations.

 Payments of interest not generally subject to backup withholding include the following:

         *        Payments  of interest on  obligations  issued by  individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         * Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         * Payments described in section 6049 (b) (5) to nonresident aliens.

         *        Payments on tax-free covenant bonds under section 1451.

         *        Payments made by certain foreign organizations.

         *        Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 4 ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice _ Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. _ If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. _ If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. _ Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Failure to Report Certain Dividend and Interest Payments. _ If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX, CONSULTANT OR THE INTERNAL REVENUE SERVICE.